November 11, 2010 | Palace Hotel | New York

2010 INVESTOR DAY
Exhibit 99.1

The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-
looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2009, our Form 10-Q for the quarters ended
March 31, 2010, June 30, 2010, and September 30, 2010, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in
Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally
Accepted Accounting Principles in the United States. Our Form 8-K, dated November 10, 2010, to which the following supplemental slides are attached as Exhibit 99.1, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
Forward-Looking Statements

Exhibit 99.1

Video
Higher Level of Care video located under the Events and
Presentations page on http://investor.healthsouth.com.
The video link is located in the list of documents associated with the Nov. 11, 2010 Investor Day.

Exhibit 99.1

HealthSouth Leadership

Doug
Coltharp
Executive
Vice
President,
Chief
Financial
Officer
Mark
Tarr
Executive
Vice
President,
Operations
Mary Ann
Arico
Chief Investor
Relations Officer
MaryAnn.Arico@
healthsouth.com
(205) 969-6175
Andy
Price
Senior Vice
President,
Chief
Accounting
Officer
Randy
Carpenter
Chief
Information
Officer
Ed
Fay
Senior Vice
President,
Treasurer
Jay
Grinney
President,
Chief Executive
Officer
Exhibit 99.1

Agenda

8:30 a.m. 9:00 a.m.	I. Inpatient Rehabilitation: “The Basics” II. Historical Perspective III. Business Outlook A. Deleveraging	Jay Grinney Doug Coltharp
9:30 a.m.	Q&A
9:45 a.m.	Break
10:00 a.m.	III. Business Outlook B. Growth C. Key Operational Initiatives IV. HealthSouth Value Proposition	Mark Tarr Jay Grinney Mark Tarr Randy Carpenter Jay Grinney
11:30 a.m.	Q&A
Exhibit 99.1

Inpatient Rehabilitation Hospitals (“IRF”)
Outpatient Rehabilitation Satellite Clinics
Long-Term Acute Care Hospitals (“LTCH”)
Hospital-Based Home Health Agencies

Employees
Revenue in 2009
Inpatient Discharges in 2009
Outpatient Visits in 2009
Number of States
Exchange (Symbol)
Largest Provider of Inpatient Rehabilitative Healthcare Services in the U.S.
IRF
LTCH
Site under construction
HealthSouth Today

Marketshare:
~ 8% of IRFs
~ 17% of Licensed Beds
~ 22% of Patients Served
Exhibit 99.1

Acute Care
Hospital
Discharge
Long-Term
Acute
Care
Hospital
Hospice
Inpatient
Rehabilitation
Facility
Skilled
Nursing
Facility
Home
Health
(Highest Acuity)
(Lowest Acuity)
“The Basics”: The Post-Acute Care Continuum
Source: MedPac, CMS and Wall Street research.
Exhibit 99.1

Source: Centers for Medicare and Medicaid Services, Office of the Actuary (MedPAC June 2010 Data Book - Page 130), 2009 and 2010
Medical Trustee Report
“The Basics”: Medicare Spending on Post-Acute Services
Inpatient
rehabilitation
spending as a % of
Medicare has been
declining.
Inpatient rehabilitation
spending (% of total
Medicare spending)
Skilled nursing
facilities
Home health
agencies
Inpatient rehabilitation
hospitals
Long-term acute care
hospitals
 Inpatient rehabilitation spending as a % of Medicare has been declining and now is essentially flat.

Exhibit 99.1

“The Basics”: The Inpatient Rehabilitation Industry
(1) Does not include HealthSouth Rehabilitation Hospital of Northern Virginia; Rehabilitation Hospital of Southwest Virginia;
 Rehabilitation Hospital of Mesa, AZ; Rehabilitation Hospital of Fredericksburg, VA; Desert Canyon Rehabilitation Hospital.
(2) In 2009 HealthSouth averaged 1,177 total Medicare and non-Medicare discharges in its 90 consolidated hospitals and 6 long-term acute care hospitals.
Sources: FY 2011 CMS Rate Setting File, MedPAC Data Book 2009 and The Advisory Board Company - see slide 76

Total Inpatient Rehabilitation Facilities (IRFs): 1,171(1)
Exhibit 99.1

“The Basics”: Our Patients

Most Common Conditions (YTD 2010)
1.Stroke 17.6%
2.Neurological 15.3%
3.Fracture of the lower extremity 11.1%
4.Debility 11.0%
5.Knee/Hip replacement 9.4%
6.Other orthopedic conditions 9.3%
7.Brain injury 7.4%
8.Cardiac conditions 4.3%
9.Spinal cord injury 3.6%
10.All other 11.0%
Admission to an IRF
• Physicians and acute care
 hospital case managers are key
 decision-makers
• All IRF patients must meet
 reasonable and necessary criteria
 and must be admitted by a
 physician
• All IRF patients must be medically
 stable and have potential to
 tolerate three hours of therapy per
 day (minimum)
• IRF patients receive 24-hour, 7
 days a week nursing care
• Average length of stay (ALOS)=
 14.3 days
Referral Sources
94% Acute Care Hospitals
5% Physician Offices
1% Skilled Nursing Facilities
Exhibit 99.1

“The Basics”: Payors (1)
Prospective Payment Systems (“PPS”)
• Payments based on Case Mix Groups
 (“CMGs”)
 – Diagnosis of patient’s illness
• Fixed payment per CMG adjusted for:
 – Acuity/severity
 – Regional wage differential
• Per diems for “short stays”
Per Diem or CMG
• Negotiated rate
• Some are “tiered” for acuity/severity
Variety of methodologies
Varies by state
Variety of methodologies
Medicare
 Managed Care
 • Includes managed
 Medicare
Other Third-Party Payors
Medicaid
Workers’ Comp. /
Patients / Other
Payment Methodology
Payor Source

(1) For actual percentages of revenue, see Payment Sources on slide 89.
Exhibit 99.1

Agenda

8:30 a.m. 9:00 a.m.	I. Inpatient Rehabilitation: “The Basics” II. Historical Perspective III. Business Outlook A. Deleveraging	Jay Grinney Doug Coltharp
9:30 a.m.	Q&A
9:45 a.m.	Break
10:00 a.m.	III. Business Outlook B. Growth C. Key Operational Initiatives IV. HealthSouth Value Proposition	Mark Tarr Jay Grinney Mark Tarr Randy Carpenter Jay Grinney
11:30 a.m.	Q&A
Exhibit 99.1

Historical Perspective

2007 Adjusted
Consolidated
EBITDA = $318.3(1)
2007:
•Completed divestitures of non-core segments (surgery, imaging, O/P therapy)
•Used proceeds plus tax refund to repay $1.4 billion of debt
•Reduced G&A to match residual business size
•Piloted TeamWorks sales and marketing
•75% rule frozen at 60% (MMSEA)
•Completed all settlement payments
(1)  Reconciliation to GAAP provided on slides 92-97.
Exhibit 99.1

Historical Perspective

2008:
•Established 2008-2010 business model
 • 4% discharge growth; 5-8% Adjusted Consolidated EBITDA growth;
         15-20% adjusted EPS growth
• Balanced deleveraging and growth/development strategies
•  Completed TeamWorks sales and marketing roll-out
•  Absorbed Medicare reimbursement rollback (Q2)
•  Repaid $228 million of long-term debt (8.8 million equity issuance and prior period tax refunds)
•  Financial market turmoil (Q3)
     • HealthSouth suspended development and increased focus on deleveraging
$318.3
2008 Adjusted
Consolidated
EBITDA = $341.2(1)
(1)  Reconciliation to GAAP provided on slides 92-97.
Exhibit 99.1

Historical Perspective

2009:
•  Continued focus on deleveraging (~$151 million repaid)
•  Focused on organic growth; TeamWorks sustainability module rolled out
•  Issued 5 million shares for securities litigation settlement (Q3)
•  Received first Medicare market basket update in 18 months (Q3)
•  Reinvigorated development efforts (Q4)
$318.3
$341.2
2009 Adjusted
Consolidated
EBITDA = $383.0(1)
(1)  Reconciliation to GAAP provided on slides 92-97.
Exhibit 99.1

Historical Perspective

$318.3
$341.2
$383.0
YTD 2010
Adjusted
Consolidated
EBITDA =
$310.6 (1)
2010
•  Healthcare reform passed; reduced future market basket updates
•  Weak acute care referral volumes
•  Adjusted annual volume growth target to 2.5-3.5%
•  Development efforts pay off
 • 2 de novos, 2 IRF acquisitions, 2 unit acquisitions
•  Refinanced term loans and revolver (Q4)
 • Repaid $118 million in debt
 • Flexibility to repay or refinance the 10.75% notes callable in June
(1)  Reconciliation to GAAP provided on slides 92-97.
Exhibit 99.1

Historical Performance (1)

($ in millions, except adjusted EPS)
Adjusted EBITDA
(1)  Reconciliation to GAAP provided on slides 92-97.
Exhibit 99.1

Historical Performance

Leverage Ratio(1)
(billions)
(1) Based on trailing, four-quarter Adjusted Consolidated EBITDA of $405.3 million; reconciliation to GAAP provided on slides 22, 92-97.
Interest Expense
$229
$122
Exhibit 99.1

Agenda

8:30 a.m. 9:00 a.m.	I. Inpatient Rehabilitation: “The Basics” II. Historical Perspective III. Business Outlook A. Deleveraging	Jay Grinney Doug Coltharp
9:30 a.m.	Q&A
9:45 a.m.	Break
10:00 a.m.	III. Business Outlook B. Growth C. Key Operational Initiatives IV. HealthSouth Value Proposition	Mark Tarr Jay Grinney Mark Tarr Randy Carpenter Jay Grinney
11:30 a.m.	Q&A
Exhibit 99.1

Business Outlook: 2011 to 2013
 Business Model
 • Adjusted Consolidated EBITDA CAGR: 5-8% (1)
 • Adjusted Free Cash Flow CAGR: 12-17% (1)
 Strategy
2010
2011
2012
2013
Deleveraging(2)
Goal: < 4.0x
debt to EBITDA
Goal: ~ 3.5x
debt to EBITDA
Longer-Term Goal: ~ 3.0x
debt to EBITDA
Growth
Organic growth (includes capacity expansions)
De novos (~ 2-3/year)
IRF acquisitions (~ 2-3/year)
Opportunistic, disciplined acquisitions
of complementary post-acute services
Key Operational
Initiatives
• Labor / outcomes / quality optimization
• TeamWorks = Care Management
• “CPR” (Comfort, Professionalism, Respect) Initiative

(1) Reconciliation to GAAP provided on slides 22, 92-97.
(2) Exclusive of any E&Y recovery.
Exhibit 99.1

Business Model: EPS Considerations
• Factors impacting adjusted earnings per share:
– Incremental interest expense from October 2010 refinancing
– Magnitude and timing of calling the 10.75% notes
– Loss on early extinguishment of debt
– The valuation allowance against the deferred tax assets
• Many of the current adjustments to reported earnings per share will sunset in
 2011:
 – Government, class action and related settlements
 – Professional fees - accounting, tax and legal

• HealthSouth will continue to provide guidance for:
 – Adjusted Consolidated EBITDA
 – Adjusted earnings per share

Exhibit 99.1

Adjusted Free Cash Flow (2007 - 2009 and 4Q Trailing)

Exhibit 99.1

Business Outlook: 2011 to 2013
 Strategy
2010
2011
2012
2013
Deleveraging(2)
Goal: < 4.0x
debt to EBITDA
Goal: ~ 3.5x
debt to EBITDA
Longer-Term Goal: ~ 3.0x
debt to EBITDA
Growth
Organic growth (includes capacity expansions)
De novos (~ 2-3/year)
IRF acquisitions (~ 2-3/year)
Opportunistic, disciplined acquisitions
of complementary post-acute services
Key Operational
Initiatives
• Labor / outcomes / quality optimization
• TeamWorks = Care Management
• “CPR” (Comfort, Professionalism, Respect) Initiative

 Business Model
 • Adjusted Consolidated EBITDA CAGR: 5-8% (1)
 • Adjusted Free Cash Flow CAGR: 12-17% (1)
(1) Reconciliation to GAAP provided on slides 22, 92-97.
(2) Exclusive of any E&Y recovery.
Exhibit 99.1

(2) Assumes 3 month LIBOR of 0.39%.
Debt Maturity Profile (1)
•No near-term refinancing requirements
•Flexibility to repay or refinance the 10.75%
•More flexible covenants
Annualized Cash Effect of Refinancing	Cash
Increased interest expense (2)	$18.0
Reduction in principal amortization requirements	($7.5)
Total increase in cash payments	$10.5

Pro Forma Post Refinancing
	S&P	Moodys
Corporate Rating	B to B+	B2 to B1
Revolver Rating	BB- to BB	Ba3 to Ba1
Senior Notes Rating	CCC+ to B+	Caa1 to B2
Exhibit 99.1

Credit Agreement Key Covenant Comparison (1)
(October 2010)
	Old Agreement	New Agreement
Acquisitions	$300 million per annum	Limited by compliance with leverage and interest coverage covenants initially established at 5.0x and 2.5x respectively
Restricted payments:
10.75% repurchase	No specific basket (see other debt repurchase)	Unlimited up to 4.5x leverage ratio (revolver draws available for repurchase)
Share repurchase (2)	$50 million per annum	$200 million (shared with other debt repurchase basket)
Other debt repurchase (2)	~$200 million remaining from all relevant repurchase baskets	$200 million (shared with other debt repurchase basket)
Unsecured debt issuance	$200 million	Unlimited up to 4.5x leverage ratio

(1) Full agreement to be filed with an 8-K.
(2) Under the new agreement, the maximum amount limitations above are subject to increase by a “grower” basket equal to 50% of excess cash flow plus certain other amounts including net cash proceeds from certain equity issuances.
Exhibit 99.1

	Estimated Q4 2010
	$	$ per Share (1)
Loss on early extinguishment of debt	$12.0	($ 0.11)
Increase in interest expense	4.0	(0.04)
Decrease in amortization of debt discounts and fees	(0.6)	0.01
Total Q4 2010 refinancing impact	$ 15.4	($ 0.14)

Q4 2010 Refinancing Impact

(millions, except per share amounts)
(1) Based on diluted share count of 108.3 million.
Exhibit 99.1

Sources	$ Million (1)	Assumed Call Price (3)	Annual Interest Savings
Cash on hand	$100.0	105.375	$10.2

Revolving credit facility (LIBOR + 350 bps)(2)	$100.0	105.375	$6.4

New senior notes (assumed coupon of 7.50%)	$100.0	105.375	$2.7

Deleveraging: Options for Addressing the 10.75% Notes

(millions)
(1) Illustrative only
(2) Assumes 3M LIBOR of 0.337%
(3) Call schedule: June 15, 2011 (price 105.375); June 15, 2012 (price 103.583); June 15, 2014 (price 101.792); thereafter (price
100.000)
We can utilize a number of sources to repay/refinance the 10.75% notes.
Illustration of Potential Interest Expense Reduction by Funding Source
Exhibit 99.1

Deleveraging: Estimated Change in Certain Cash Items

Not inclusive of any repayment or refinancing of the 10.75% notes
(1) Interest rate swaps expire in March 2011, see slide 86.
(millions)
Exhibit 99.1

Deleveraging: Potential Uses of Free Cash Flow

• $500 million of 10.75% notes due 2016
• Growth in core business
 • Bed expansions
 • Hospital acquisitions
 • Acute care IRF unit acquisition/consolidation
 • De novo hospitals
 • Lower capital cost
• Share repurchase
 • Offset shares underlying convertible preferred
 shares
 • Offset shares issued in settlement of securities
 litigation
 Free cash flow is allocated predominantly on economic return.
• Acquisitions of complementary business
Exhibit 99.1

Deleveraging: Use of the Revolver to Refinance the
10.75% Notes
• Liquidity should be sufficient to address:
 – Short-term disruptions to the financial system
 – Short-term disruptions to our business
 – Unforeseen cash requirements
• Liquidity target has both objective and subjective components
 – Economic developments
 – Conditions in the financial markets
 – Continued balance sheet deleveraging
 – Regulatory change
 – Growth in our business

Liquidity
Refinancing capacity within the revolver is limited by liquidity considerations
Exhibit 99.1

Deleveraging: Summary
• Deleveraging the balance sheet remains a priority.
• The 10.75% notes have an initial call date of June 2011 and represent our most attractive debt repayment/refinancing opportunity.
• We have at least three potential funding sources for reducing the
 10.75% notes:
 Free Cash Flow
 ― Benefiting in 2011 due to the expiration of the interest rate swaps
 ― Will also be used to fund growth opportunities
 ― Capital allocation based predominately on economic returns
 Revolving Credit Facility
 ― Capacity determined by liquidity considerations
 New Debt Issuances
 ― Interest rate arbitrage opportunity determined by prevailing debt market conditions

Exhibit 99.1

Agenda

8:30 a.m. 9:00 a.m.	I. Inpatient Rehabilitation: “The Basics” II. Historical Perspective III. Business Outlook A. Deleveraging	Jay Grinney Doug Coltharp
9:30 a.m.	Q&A
9:45 a.m.	Break
10:00 a.m.	III. Business Outlook B. Growth C. Key Operational Initiatives IV. HealthSouth Value Proposition	Mark Tarr Jay Grinney Mark Tarr Randy Carpenter Jay Grinney
11:30 a.m.	Q&A
Exhibit 99.1

Business Outlook: 2011 to 2013
 Strategy
2010
2011
2012
2013
Deleveraging(2)
Goal: < 4.0x
debt to EBITDA
Goal: ~ 3.5x
debt to EBITDA
Longer-Term Goal: ~ 3.0x
debt to EBITDA
Growth
Organic growth (includes capacity expansions)
De novos (~ 2-3/year)
IRF acquisitions (~ 2-3/year)
Opportunistic, disciplined acquisitions
of complementary post-acute services

Key Operational
Initiatives
• Labor / outcomes / quality optimization
• TeamWorks = Care Management
• “CPR” (Comfort, Professionalism, Respect) Initiative
 Business Model
 • Adjusted Consolidated EBITDA CAGR: 5-8% (1)
 • Adjusted Free Cash Flow CAGR: 12-17% (1)
(1) Reconciliation to GAAP provided on slides 22, 92-97.
(2) Exclusive of any E&Y recovery.
Exhibit 99.1

Organic Growth: Revenue Assumptions

Revenue
Volume
•2.5% to 3.5% annual growth
•Includes bed expansions, de novos
and unit consolidations
•Excludes acquisitions
Medicare
Managed
Care
Other
(1) We believe based on the 2011 Medicare rule for IRFs, HealthSouth should realize an increase of approximately 2.1%
 annually.
(2) Management estimates
Exhibit 99.1

Demographics
 + population growth and changes (weighted by age)
      = Rehab CAGR
Growth goals for the market and/or hospital
Sales and Marketing Strategies
•Defining “upstream” opportunities
•Identifying CMS-13 discharges
•“Converting” CMS-13 patients to rehab
Market Dynamics
•Existing IRF beds
•Managed care penetration
•Competition
Organic Growth: A Strategic Framework
Bottoms-up approach
to HealthSouth’s
growth projections

Exhibit 99.1

Organic Growth: Compounded Annual Growth Rate (CAGR) (1)
(1)  Numbers in map are for illustrative purposes only and do not represent actual results.
(2)“Weighted for Rehab Services” - methodology weights growth in rehab age groups higher.
% CAGR
Rehab by Zip Code
Weighted for Rehab Services (1) (2)
Organic Growth
•Demographic
changes
•Population
growth
% CAGR Weighted for Rehab Services
Treasure Coast Primary 2.64%
Treasure Coast SSA - Glades 1.47%
Treasure Coast SSA - Martin 2.92%
Okeechobee 2.34%
Treasure Coast Tertiary 2.24%
Combined 2.45%
State of Florida 2.72%
USA 2.31%

Exhibit 99.1

Organic Growth: Expense Assumptions

Expense
Salaries & Benefits (1)
Hospital Expenses
•Other operating and supplies
tracking with inflation
4.5% of revenue
(excludes stock-based compensation)
Salaries
& Benefits
Hospital
Expenses
(1) 85% Salary; 15% Benefits
Exhibit 99.1

Business Outlook: 2011 to 2013
 Strategy
2010
2011
2012
2013
Deleveraging(2)
Goal: < 4.0x
debt to EBITDA
Goal: ~ 3.5x
debt to EBITDA
Longer-Term Goal: ~ 3.0x
debt to EBITDA
Growth
Organic growth (includes capacity expansions)
De novos (~ 2-3/year)
IRF acquisitions (~ 2-3/year)
Opportunistic, disciplined acquisitions
of complementary post-acute services

Key Operational
Initiatives
• Labor / outcomes / quality optimization
• TeamWorks = Care Management
• “CPR” (Comfort, Professionalism, Respect) Initiative
 Business Model
 • Adjusted Consolidated EBITDA CAGR: 5-8% (1)
 • Adjusted Free Cash Flow CAGR: 12-17% (1)
(1) Reconciliation to GAAP provided on slides 22, 92-97.
(2) Exclusive of any E&Y recovery.
Exhibit 99.1

Market Selection Process

Active
Development
List
Corporate
Priority
Assessment
Strategic
Approach
•Build
•Buy
•JV
Regional
President
Assessment
Existing IRF
Assessment
Target
Opportunity List
(160 opportunities
identified)
National
Market
Assessment
(3,141 counties in 48 states studied)
• Population and
 Demographics
• Acute Care Referral
 Sources
• Inpatient Rehab
 Competition
• Other Competitors
• Payor Environment
• CON/Non-CON
Exhibit 99.1

CON
Approval
Site
Selection
Cost
Assessment
Pro forma
Financials
Execution
 • Design
 • Construction
NO
GO
GO
De Novo Evaluation Process

Market
Selection
GO
NO
GO
Exhibit 99.1

Illustrative De Novo Timeline

Day 1
CON Process
Construction
With CON
Design
Planning
& Zoning
Month 20
Groundbreaking
Month 32
Opening
Construction
Design
Planning
& Zoning
Month 11
Groundbreaking
Month 20
Opening
Day 1
Without CON
Exhibit 99.1

Illustrative De Novo Pro forma (40 bed)

Capital Cost	$ Range
(millions)	Low	High
Construction, design, permitting, etc.	$11.0	$14.5
Land	1.5	3.5
Equipment	2.5	3.0
	$15.0	$21.0

Pre-opening Expenses
(thousands)	Low	High
Operating	$200	$300
Salaries, wages and benefits	150	200
	$350	$500

Exhibit 99.1

(1) Hospital EBITDA = earnings before interest, taxes, depreciation and amortization directly attributable to the related hospital.
De Novo Occupancy and EBITDA(1) Trends

Sustained,
positive EBITDA
Sustained,
positive EBITDA
Sustained,
positive EBITDA
Expect sustainable,
positive EBITDA in Q4
2010
Occupancy
Exhibit 99.1

Business Outlook: 2011 to 2013
 Strategy
2010
2011
2012
2013
Deleveraging(2)
Goal: < 4.0x
debt to EBITDA
Goal: ~ 3.5x
debt to EBITDA
Longer-Term Goal: ~ 3.0x
debt to EBITDA
Growth
Organic growth (includes capacity expansions)
De novos (~ 2-3/year)
IRF acquisitions (~ 2-3/year)
Opportunistic, disciplined acquisitions
of complementary post-acute services

Key Operational
Initiatives
• Labor / outcomes / quality optimization
• TeamWorks = Care Management
• “CPR” (Comfort, Professionalism, Respect) Initiative
 Business Model
 • Adjusted Consolidated EBITDA CAGR: 5-8% (1)
 • Adjusted Free Cash Flow CAGR: 12-17% (1)
(1) Reconciliation to GAAP provided on slides  22, 92-97.
(2) Exclusive of any E&Y recovery.
Exhibit 99.1

IRF Acquisition Performance

	Date Acquired	Acquired Census	Current Census
Vineland	Q3 2008	26	39
Desert Canyon	Q2 2010	16	32
Sugar Land	Q3 2010	26	36
Ft. Smith	Q3 2010	15	37
Value added by HealthSouth
• TeamWorks approach to sales/marketing
• Labor management tools and “best practices”
• Coding and clinical education
• Clinical technology and programming
• Supply chain efficiency
• Medical leadership and clinical advisory boards
Exhibit 99.1

Business Outlook: 2011 to 2013
 Strategy
2010
2011
2012
2013
Deleveraging(2)
Goal: < 4.0x
debt to EBITDA
Goal: ~ 3.5x
debt to EBITDA
Longer-Term Goal: ~ 3.0x
debt to EBITDA
Growth
Organic growth (includes capacity expansions)
De novos (~ 2-3/year)
IRF acquisitions (~ 2-3/year)
Opportunistic, disciplined acquisitions
of complementary post-acute services

Key Operational
Initiatives
• Labor / outcomes / quality optimization
• TeamWorks = Care Management
• “CPR” (Comfort, Professionalism, Respect) Initiative
 Business Model
 • Adjusted Consolidated EBITDA CAGR: 5-8% (1)
 • Adjusted Free Cash Flow CAGR: 12-17% (1)
(1) Reconciliation to GAAP provided on slides 22, 92-97.
(2) Exclusive of any E&Y recovery.
Exhibit 99.1

Acute Care
Hospital
Discharge
Long-Term
Acute
Care
Hospital
Hospice
Inpatient
Rehabilitation
Facility
Skilled
Nursing
Facility
Home
Health
(Highest Acuity)
(Lowest Acuity)
Acquisition Assessment: The Post-Acute Care Continuum
Source: MedPac, CMS and Wall Street research.
Exhibit 99.1

Acquisition Assessment: Complementary Services

(1)
(1) Reflects opinions of HealthSouth Management
Exhibit 99.1

Future Regulatory Risk	Inpatient Rehabilitation Facility	Skilled Nursing Facility	Long-Term Acute Care Hospital	Home Health
1. Re-basing payment system	No	Yes; RUGS IV and MDS 3.0 being implemented FY 2011/2012	No	Yes; would be required as part of PPACA starting in 2014
2. Major outlier payment adjustments	No	No	Yes; will occur when MMSEA relief expires (short stay outliers)	Yes; 10% cap per agency; 2.5% taken out of outlier pool (per PPACA)
3. Upcoding adjustments	No	Yes; occurring in FY 2010	Yes; occurring in FY 2010 and proposed (2.5%) for FY 2011	Yes; occurring in CYs 2010 (-2.75%), and proposed (-3.79%) for 2011 and 2012
4. Patient criteria	No; 60% Rule already in place	No	Study dictated as part of MMSEA	PPACA requires a patient - physician “face-to-face” encounter; new therapy coverage proposed
5. Healthcare Reform
• Market basket update reductions	• Known	• Known	• Known	• Known
• Productivity adjustments	• Begins 2012	• Begins 2012	• Begins 2012	• Begins 2015
• Bundling	• Pilot to be established by 2013	• Pilot to be established by 2013	• Pilot to be established by 2013	• Pilot to be established by 2013
• Independent Payment Advisory Board	• FY 2019	• FY 2015	• FY 2019	• CY 2015
• New quality reporting requirements	• Begins 2014	• N/A	• Begins 2014	• N/A
• Value based purchasing	• Pilot begins 2016	• Post 2012	• Pilot begins 2016	• Post 2012
6. Other	N/A	Forecast error being implemented in FY 2011	25% Rule regulatory relief expires in 2012/2013; prohibition on new LTCHs through 2012	Limits on transfer of ownership
Acquisition Assessment: Regulatory Uncertainty
Sources: Healthcare Reform Bill (PPACA, HERA),CMS Regulatory published rules and MMSEA

Exhibit 99.1

Growth: Summary

• Growth strategies will complement deleveraging priority.
 - “Highest and best use” of FCF will determine where to invest.
• The company continues to have excellent organic growth opportunities.
 - Superior outcomes + efficient operations
 - Above-average “Rehab CAGRs”
 - Non-discretionary nature of conditions served
 - Consistent market share gains
• De novos and targeted IRF acquisitions will allow entry to, and growth in, new markets.
 - Disciplined evaluation process
 - Proven track record of success
• Longer-term consideration of acquiring complementary post-acute services predicated on:
 - Achieving deleveraging objective
 - Obtaining regulatory clarity
 - Favorable market conditions
Exhibit 99.1

Business Outlook: 2011 to 2013
 Strategy
2010
2011
2012
2013
Key
Operational
Initiatives
• Labor / outcomes / quality optimization
• TeamWorks = Care Management
• “CPR” (Comfort, Professionalism, Respect) Initiative

Growth
Organic growth (includes capacity expansions)
De novos (~ 2-3/year)
IRF acquisitions (~ 2-3/year)
Opportunistic, disciplined acquisitions
of complementary post-acute services
Deleveraging(2)
Goal: < 4.0x
debt to EBITDA
Goal: ~ 3.5x
debt to EBITDA
Longer-Term Goal: ~ 3.0x
debt to EBITDA
 Business Model
 • Adjusted Consolidated EBITDA CAGR: 5-8% (1)
 • Adjusted Free Cash Flow CAGR: 12-17% (1)
(1) Reconciliation to GAAP provided on slides 22, 92-97.
(2) Exclusive of any E&Y recovery.
Exhibit 99.1

Operational Performance: Quality
FIM Gain
Change in
Functional
Independence
Measurement
(based on an 18
point assessment)
from admission to
discharge
LOS Efficiency
Functional gain
divided by length
of stay

(1) Average = Expected, Risk-adjusted
Exhibit 99.1

(2)  Includes 89 consolidated HealthSouth inpatient rehabilitation hospitals and six long-term acute care hospitals.
Operational Metrics: Volume
Quarterly Discharges
• Bed additions will
 help facilitate
 organic growth:
 ― ~ 100 beds will be
 added in 2010.
UDS Industry Sites (1)
HLS Same Store (2)

Exhibit 99.1

Operational Metrics: Expense Efficiencies
(1) Employees per occupied bed.

(% of Net Operating Revenues)
 3.62  3.53 3.49
  EPOB (1)
Exhibit 99.1

Operational Strategy
Excellence in …

• Initiate Care
 Management
 TeamWorks project
• Identify trends and
 establish “best
 practices” for the
 prevention of
 acute care transfers
• Provide a robust
 rehabilitation
 specific clinical
 education program
 for nurses and
 therapists
• Develop and roll out
 BEACON
 management
 reporting system
• Evaluate options for
 and pilot patient
 scheduling systems
• Standardize
 pharmacy and food
 supplies purchasing
• Implement new
 patient satisfaction
 survey tool through
 Press Ganey
• Launch CPR
 (Comfort,
 Professionalism,
 Respect) patient
 experience
 campaign
• Develop and
 implement
 customer training
 videos for hospital
 staff
Clinical Care
Operations
Service
Exhibit 99.1

TeamWorks: Care Management

Goals
•Improve overall operational,
patient care and satisfaction
outcomes
•Streamline delivery of care
•Engage interdisciplinary teams
•Reduce:
 ― Complication rate
 ― Cost per case
 ― Payor denials
•Increase:
 ― Reimbursement
 ― Patient involvement in care
 decisions
 Design a HealthSouth Care Management Playbook to be
 implemented across all hospitals
Referral Management
Pre-authorization / Pre-
certification
Patient Assessment
Care Delivery &
Documentation
Interdisciplinary Team
Process
Denials & Approvals
Outcomes Analysis
Effective & Efficient
Care Management
Exhibit 99.1

Pilot Process
Finalize Training
Modules
Implement
October - November 2010
Test the application of the
newly designed Playbook,
tools, processes and forms.
Gather feedback and
improve the process for the
2011 implementation.
December 2010
Review pilot findings and
finalize Playbook and
training.
January 2011
Begin training and
communicate company-wide
implementation strategy.
TeamWorks: Care Management Project Overview

Current State
Assessment
Future State Vision
Design Process
May - June 2010
KPMG visited 10 hospitals (2
within each region) to assess
and document the current
state of the case
management process. Site
visits included interviews,
observation, and
documentation review.
July 2010
KPMG facilitated an
Accelerated Solutions
Design (ASD) 30-day session
with 23 HealthSouth
employees. The team laid
the framework for the
desired future state of case
management.
August - September 2010
17 of the HealthSouth
employees involved in the ASD
returned for a 3-week design
session. The team developed or
updated tools and templates
to support the future state. Their
body of work was combined to
form the HealthSouth Care
Management Playbook.
Exhibit 99.1

CPR: Comfort, Professionalism, Respect
• All employees will be trained in the CPR campaign.
• Hospital-based trained facilitators will work directly with employees.
• A series of short videos is used to depict common scenarios of patient/staff situations.
• Facilitator training is highly interactive, encouraging discussions among staff.
 CPR is an in-house course designed to train all employees to realize that even minor encounters between staff and
 patients can have a memorable impact on the patient’s
 entire experience.
Ultimate goal is to improve employee-to
-patient interactions, leading to:
•Improved patient satisfaction scores
•Reduced patient complaints
•More satisfied employees

Exhibit 99.1

Exhibit 99.1

BEACON: Hospital-Specific (1)
(1) Numbers in screen shot have been modified for presentation and do not represent actual results.
Exhibit 99.1

BEACON: Regional Roll-up (1)
(1) Numbers in screen shot have been modified for presentation and do not represent actual results.
Exhibit 99.1

Clinical Information Systems in Healthcare
• Clinical information systems (CIS) are a key component of
 successful quality, safety and patient satisfaction initiatives in healthcare.
• Hospitals that implemented Computerized Physician Order
 Entry (CPOE) reported better quality of care and lower
 mortality rates according to a recent study. (1)
• 2008 100 Most Wired Hospitals achieved significantly better quality indicators than other hospitals via: (2)
 – Mortality rate
 – Patient safety index
 – Core measures index
CIS adoption is not solely responsible for these results,
 AND … adoption of CIS in healthcare is very slow!

(1) Source: Joint Commission Journal on Quality and Patient Safety, June 2008
(2) Source:  The 100 Most Wired Hospitals and Health Systems 2008, Hospitals and Health Networks, July 2008
Exhibit 99.1

Source: HIMSS AnalyticsTM Database
Stage 2
Clinical Data Repository, Controlled Medical Vocabulary,
may have Document Imaging; Health Info Exchange capable
Stage 3
Digital Radiology
Stage 4
Computerized Physician Order Enter,
Clinical Decision Support (clinical protocols)
Stage 5
Closed loop medication administration, 5 rights with bar code
Stage 6
Physician documentation (structured templates), full Clinical
Decision Support (variance & compliance), full Digital Imaging
Stage 7
Complete EMR; standardized transactions to share data; Data
warehousing; Data continuity with Emergency Dept, ambulatory
Stage 1
Ancillaries - Lab, Radiology, Pharmacy - All Installed
Stage 0
All Three Ancillaries - Lab, Radiology, Pharmacy Not Installed
2005
0.0%
0.0%
.001%
2.5%
10.0%
48.8%
19.6%
18.4%
0.7%
1.6%
3.8%
7.4%
50.9%
16.9%
7.2%
2009
Final
11.5%
2005-2009 Electronic Medical Record (EMR) Adoption
Model Trends
(5,235 non-federal acute care U.S. hospitals)

Exhibit 99.1

EMR Adoption Model
• Most U.S. hospitals are at Stage 3
 (Foundation Stage) or below.
• Stages 0, 1 and 2 are slowing.
• Stage 3 is growing the fastest.
 – 10% in 2005 - 50.9% in 2009
• Advanced Stages 3 through 7:
 – Require only one service or unit
 to be implemented
 – Reduce medical errors and
 improve clinical outcomes
• Stage 5 is the most difficult to achieve.
 – Integration, technology and reengineering requirements
 – Significant investment in capital, executive commitment and culture adoption
• Over 86% of U.S. Hospitals do NOT have CPOE (computerized physician order entry) implemented.

Exhibit 99.1

HealthSouth Clinical Information Technology
Current State

Exhibit 99.1

Vendor Selection Process

2005
Request for
Proposal
2007
Project on
hold
2009
Cerner final
selection
July 2009
Core team
assembled
13 vendors
responded;
3 finalists
Due to
business unit
divestitures
 Why Cerner?
• Inpatient
rehabilitation-specific
application
• Integrated solution
meeting all functional
requirements
• Enterprise capable
vendor with scalability
• Positive references
Exhibit 99.1

Key Features

Exhibit 99.1

Video
CIS video located under the Events and Presentations page on
http://investor.healthsouth.com.
The video link is located in the list of documents associated with the Nov. 11, 2010 Investor Day.

Exhibit 99.1

Project Timeline

Project On Hold
(Divestitures)
2007
Clinical
Visioning
2005
Cerner
Selected
Feb 2009
Vendor
Evaluations
2006
Project Restart
& Vendor
Re-evaluations
2008
Pilot
Contract
Negotiation
Jun 2009
Pilot
“Go-Live”
Jun 2010
Pilot Project
Kickoff
Aug 2009
Benefits
Recognition
Study (“BRS”)
Jul - Dec 2010
 Next Steps
•Analyze BRS
•Review with Board
•Finalize Vendor
Negotiations
•Plan
Implementation
Exhibit 99.1

Key Operational Initiatives: Summary
• Strong track record of providing high-quality, cost-effective care
 – Functional gains exceed industry norms
 – Consistent market share gains
 – Disciplined expense management
• Targeted operational strategies to achieve excellence in:
 – Clinical care (Care Management; reduced Acute Care Transfers)
 – Operations (BEACON; patient scheduling; supply chain)
 – Service (CPR; “customer training”)
• Implementation of a Clinical Information System
 – Rehabilitation-specific (Cerner)
 – Manageable, five-year rollout beginning in 2012

Exhibit 99.1

Agenda

8:30 a.m. 9:00 a.m.	I. Inpatient Rehabilitation: “The Basics” II. Historical Perspective III. Business Outlook A. Deleveraging	Jay Grinney Doug Coltharp
9:30 a.m.	Q&A
9:45 a.m.	Break
10:00 a.m.	III. Business Outlook B. Growth C. Key Operational Initiatives IV. HealthSouth Value Proposition	Mark Tarr Jay Grinney Mark Tarr Randy Carpenter Jay Grinney
11:30 a.m.	Q&A
Exhibit 99.1

(1) Reconciliation to GAAP provided on slides 22, 92-97.
The HealthSouth Value Proposition
Poised for Growth
Financial Strength/Strong
Cash Flow Generation
Industry Leading Position
Attractive Healthcare Sector

Exhibit 99.1

Agenda

8:30 a.m. 9:00 a.m.	I. Inpatient Rehabilitation: “The Basics” II. Historical Perspective III. Business Outlook A. Deleveraging	Jay Grinney Doug Coltharp
9:30 a.m.	Q&A
9:45 a.m.	Break
10:00 a.m.	III. Business Outlook B. Growth C. Key Operational Initiatives IV. HealthSouth Value Proposition	Mark Tarr Jay Grinney Mark Tarr Randy Carpenter Jay Grinney
11:30 a.m.	Q&A
Exhibit 99.1

Appendix

Exhibit 99.1

HealthSouth Rehabilitation Hospital Profile
Major Services
• Rehabilitation Physicians: manage and treat medical needs of patients
• Rehabilitation Nurses: oversee treatment programs of patients
• Physical Therapists: address physical function, mobility, safety
• Occupational Therapists: promote independence and re-integration
• Speech-Language Therapists: treat communication & swallowing disorders
• Case Managers: coordinate care plan with physician, caregivers and family
• Post-discharge services: outpatient therapy and home health

Bed Size
Exhibit 99.1

Cost-Effective Care
CMS Fiscal Year 2011 IRF Rate Setting File Analysis (1)
	Freestanding(2)	Units (2)	Total	HealthSouth
				Hospitals (2)
Number of IRFs	230	941	1,171	91
Average # of Discharges per IRF	708	243	335	942
Outlier Payments as % of Total Payments	1.45%	4.08%	3.00%	0.26%
Average Estimated Total Payment per Discharge for FY 2011	$16,777	$17,231	$17,042	$16,197
Average Estimated Cost per Discharge for FY 2011	$14,202	$17,940	$16,386	$12,347
Notes:
(1)   All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2011 IRF rate setting Final Rule file found at http://www.cms.hhs.gov/InpatientRehabFacPPS/07_DataFiles.asp#TopOfPage. The data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes. Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the
 CMS projections or the calculation.
(2)   The CMS file contains data for each of the 1,171 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2011 IRF-PPS Final Rule. Most of the data represents historical information from the CMS fiscal year 2009 period and does not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding,
 Units, and HealthSouth. HealthSouth is a subset of Freestanding and the Total.

Exhibit 99.1

Readmission Rates
Note: Use of home health care and hospice is based on care that starts within three days of discharge. Other PAC care starts within one day of discharge. Home health use includes episodes that overlap an inpatient stay.
Source: Medicare Payment Advisory Commission, “A Data Book: Healthcare spending and the Medicare program,” Chart 9-3 (June
 2008)

Exhibit 99.1

Portfolio Growth
 ~ 100 beds in 2010
Cash Payback Period
Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7
Acquisitions
Bed Expansions (2)
De novos (1)
(1) Assumes average investment per bed: ~ $450K.
(2) Assumes average investment per bed: $100K to $250K.

Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

Exhibit 99.1

Adjusted Consolidated
EBITDA Change
 Q3 9 Months
 +$4.6M +$22.3M
 +4.8% +7.7%
Improvements driven by:
•Pricing
•Volume
•Disciplined expense
management
Improvements benefited
from:
•Lower bad debt expense
Offset by:
•Ramp up of new hospitals
•Higher non-controlling
interests expense
•Increased self-insurance
costs
•TeamWorks investment
Adjusted Consolidated EBITDA (1)
(1) Reconciliation to GAAP provided on slides 92-97.
In arriving at Adjusted Consolidated EBITDA, the following were excluded from line items:
(2) Restructuring charges of $0.2, $0.0, $0.2, and $0.0 million, respectively decreased salaries and benefits expense.
(3) Stock-based compensation expense of $3.4, $3.4, $11.2, and $9.9 million, respectively, reduced general and administrative expenses.
(4) Impairments related to investments of $0.0, $0.4, $0.0, and $1.3 million, respectively, increased other income.
(5)    Noncontrolling interests related to discontinued operations of $0.0, $0.0, $0.0, and $0.5 million, respectively, reduced noncontrolling interests.

Exhibit 99.1

Adjusted Free Cash Flow (2010 vs. 2009)

(1) Q3 2009 working capital benefited as a result of $19 million for working capital related to the interest payment accrual timing and $28 million in receivables due to suspension of Medicare denials and enhanced collections.

Exhibit 99.1

2010 Guidance: Adjusted Consolidated EBITDA (1)
Original Guidance (Feb. 23, 2010) $397 million to $407 million	Revised Guidance (Aug. 2, 2010) $402 million to $410 million	Revised Guidance (Oct. 29, 2010) $407 million to $412 million

• Discharge volume
 growth of 2.5% to
 3.5%
• Q4 2010 bad
 debt ~ 1.5%
• Net Medicare market
 basket price increase
 of 2.1%
 Assumptions:

(1) Reconciliation to GAAP provided on slides 92-97.
Exhibit 99.1

2010 Guidance: Adjusted Earnings per Share (1)
Original Guidance (Feb. 23, 2010) $1.60 to $1.70	Revised Guidance (Aug. 2, 2010) $1.66 to $1.74	Revised Guidance (Oct. 29, 2010) $1.57 to $1.62

Impact of refinancing:
• $12.0 million or $0.11
 per diluted share loss
 on early
 extinguishment
 of debt
• $3.4 million or $0.03
 per diluted share
 higher
 interest expense
 in Q4 2010
 Assumptions:

(1) Reconciliation to GAAP provided on slides 92-97.
Exhibit 99.1

Debt to
EBITDA 6.3x 6.3x 5.3x 4.3x  4.1x (1)
(billions)
Year-End 2010 Goal: 3.75x to 4.00x
(1) Based on trailing, four-quarter Adjusted Consolidated EBITDA of $405.3 million; reconciliation to GAAP provided on slides 92-97.
(2) Cash settlements flow through investing activities for swaps that do not qualify for hedge accounting. Notional amount of $884 million receives 3-month LIBOR and pays 5.22% fixed until expiration in March of 2011.
(3) Forward-starting interest rate swaps (designated as cash flow hedges) were terminated as part of the refinancing in October of 2010.
Debt Outstanding, Liquidity and Swaps
Debt Outstanding
Liquidity

Exhibit 99.1

Debt Schedule and Interest Expense
(1) Based on trailing, four-quarter Adjusted Consolidated EBITDA of $405.3 million; reconciliation to GAAP provided on slides 92-97.
(2) Based on debt balances on September 30, 2010.
(3) Assumes 3 month LIBOR of 0.39%.

Exhibit 99.1

Non-Operating Cash/Tax Position
Cash Refunds as of Sept. 30, 2010
• Federal tax recoveries virtually
 complete.
• State tax refunds in progress.
 – Approximately $2.2 million received
 in Q3 2010.
 – Approximately $7.0 million net
 receivable on the balance sheet.
Future Cash Tax Payments
• Expect to pay about $5-6 million per year of
 income tax.
• The Company does not expect to pay
 significant federal income taxes for up to 10
 years. The majority of the deferred tax assets is
 related to NOLs.
 – At this time, we do not believe the use
  of NOLs will be limited before they
  expire, however, no assurances can
  be provided.
• HealthSouth is not currently subject to an
 annual use limitation (AUL) under Internal
 Revenue Code section 382.
• If we experienced a “change of ownership” as
 defined by Internal Revenue Code section 382,
 we would be subject to an AUL, which is equal
 to the value of the company at the time of the
 “change of ownership” multiplied by the long-
 term tax-exempt rate.
GAAP Considerations
• HealthSouth’s balance sheet currently
 reflects a valuation allowance for the
 potential value of NOLs and future
 deductions. The valuation allowance is
 approximately $876 million and serves
 as an offset to deferred tax assets which
 approximated $905 million at Dec. 31,
 2009.
• GAAP tax rate will net to a small
 amount as we release the valuation
 allowance when NOLs are utilized.

Exhibit 99.1

Payment Sources
(1) Managed Medicare revenues represent ~ 8%, 9%, 8%, 9% and 8% of total revenues for  Q3 2010, Q3 2009, 9 months 2010, 9 months 2009 and 2009, respectively, and are included in “Managed care and other discount plans.”

Exhibit 99.1

(3) Excludes approximately 400 full-time equivalents, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-
 time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

Exhibit 99.1

Outstanding Share Summary
(millions)
(1) Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.
(2) The agreement to settle our class action securities litigation received final court approval in January 2007. These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are now included in the outstanding shares.
 The warrants to purchase approx. 8.2 million shares of common stack at a strike price of $41.40 were not assumed exercised for the dilutive shares outstanding because they are anti-dilutive in the periods presented.
(3) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.

Exhibit 99.1

(1) Notes on page 97.
Net Cash Provided by Operating Activities

Exhibit 99.1

(1) (2) (3) (4) - Notes on page 97.

Exhibit 99.1

(1) (2) (3) (4) - Notes on page 97.
Exhibit 99.1

(1) (2) (3) (4) - Notes on page 97.
Exhibit 99.1

(1) (2) (3) (4) - Notes on page 97.
Exhibit 99.1

Reconciliation Notes
1. Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. The Company’s leverage ratio (total consolidated debt to Adjusted Consolidated EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and
 Adjusted Consolidated EBITDA and the leverage ratio as liquidity measures on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity.
 In evaluating these adjusted measures, the reader should be aware that in the future
 HealthSouth may incur expenses similar to the adjustments set forth above.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted income from continuing operations per diluted share and Adjusted
 Consolidated EBITDA are two components of our guidance.
4. The Company’s credit agreement allows certain other items to be added to arrive at
 Adjusted Consolidated EBITDA, and there may be certain other deductions required.

Exhibit 99.1